UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(RULE 14a-101)

________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. __)

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☐	Soliciting Material under §240.14a-12

RumbleOn, Inc.

(Name of Registrant as Specified in its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RumbleOn, Inc.
901 W. Walnut Hill Lane
Irving, Texas 75038

May 2, 2022

Dear Fellow RumbleOn Stockholder:

We are pleased to invite you to join us at the 2022 Annual Meeting of Stockholders of RumbleOn, Inc. to be held on Tuesday, June 14, 2022 at 9:00 a.m. Central Time, at our executive offices in The Dallas Metroplex at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A.

The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be voted upon at the Annual Meeting. We also will report on our business and provide an opportunity for you to ask questions of general interest.

Whether you own a few or many shares of RumbleOn stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the election of the two director nominees and FOR the advisory approval of the Company’s executive compensation (“Say on Pay”). Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Sincerely,

Marshall Chesrown
Chairman and Chief Executive Officer
RumbleOn, Inc.

RumbleOn, Inc.
901 W. Walnut Hill Lane
Irving, Texas 75038

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of RumbleOn, Inc.:

The 2022 Annual Meeting of Stockholders of RumbleOn, Inc. will be held on June 14, 2022 at 9:00 a.m. Central Time, at our executive offices in Texas at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A for the following purposes, as more fully described in the accompanying proxy statement:

(1)    To elect two Class I directors, serving for a term until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, which we refer to as the “Director Election Proposal”;

(2)    To obtain advisory approval of the Company’s executive compensation, which we refer to as the “Say on Pay Proposal”; and

(3)    To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The close of business on April 22, 2022 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of RumbleOn Class A and Class B common stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time before its use.

Sincerely,

Thomas Aucamp
Chief Administrative Officer
and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2022

The accompanying proxy statement and the 2021 Annual Report on Form 10-K are available at
http://www.rumbleon.com

i

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of RumbleOn, Inc. (“RumbleOn” or the “Company,” or “we,” “us,” and “our”) for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Our Annual Meeting will be held on June 14, 2022 at 9:00 a.m. Central Time, at our executive offices in Texas at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A. If you need directions to the Annual Meeting, or if you require special assistance at the Annual Meeting because of a disability, please contact Thomas Aucamp at (214) 771-9952.

The close of business on April 22, 2022 has been fixed as the record date for the Annual Meeting (the “Record Date”). Only holders of record of RumbleOn Class A and Class B common stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 50,000 shares of Class A common stock and 15,934,769 shares of Class B common stock issued, outstanding, and entitled to vote at the Annual Meeting in person. This proxy statement and form of proxy are first being mailed to stockholders on or about May 2, 2022.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of our 2022 Annual Meeting?

Our 2022 Annual Meeting will be held for the following purposes:

(1)    To elect two Class I directors, serving for a term until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, which we refer to as the “Director Election Proposal”;

(2)    To obtain advisory approval of the Company’s executive compensation, which we refer to as the “Say on Pay Proposal”; and

(3)    To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

In addition, senior management will report on our business and respond to your questions of general interest regarding the Company.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a RumbleOn stockholder as of the Record Date or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

What are the voting rights of RumbleOn stockholders?

Each stockholder of Class A common stock is entitled to ten votes per share on each of the two director nominees and ten votes per share held at the Record Date on each other matter properly presented at the Annual Meeting.

Each stockholder of Class B common stock is entitled to one vote per share held at the Record Date on each of the two director nominees and one vote per share held at the Record Date on each other matter properly presented at the Annual Meeting.

What constitutes a quorum?

The presence in person or by proxy of the holders of one-third (33%) of the shares issued, outstanding, and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. Pursuant to our Amended and Restated Bylaws we will not consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes.”

How do I vote?

Registered Holders

RumbleOn stockholders of record on April 22, 2022 may submit their proxies as follows:

•        Through the Internet, by visiting the website established for that purpose at www.FCRvote.com/RMBL by 11:59 p.m. Eastern Time on June 13, 2022 and following the instructions;

•        By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions provided in the proxy card; or

•        By attending our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person.

Beneficial Holders

If you are a beneficial owner, please refer to the information forwarded by your bank, broker, or other holder of record to see which options are available to you. If you would like to vote at the meeting, please bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

Registered Holders

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet, by signing and mailing a new proxy card with a later date, or by attending the Annual Meeting and voting in person (only your latest proxy submitted prior to the Annual Meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Beneficial Holders

If you are a beneficial owner, please refer to the information forwarded by your bank, broker, or other holder of record to see which options are available to you to change your vote.

Will my shares be voted if I do not provide my proxy?

Registered Holders

If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting.

Beneficial Holders

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares, and your shares will not be voted, and will be considered “broker non-votes,” with respect to all proposals to be presented at the Annual Meeting. Therefore, we urge you to provide voting instructions so that your shares will be voted.

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under applicable exchange rules, all proposals to be presented at the Annual Meeting are non-routine and as such a broker does not have the discretion to vote on the Director Election Proposal or the Say on Pay Proposal if such broker has not received instructions from the beneficial owner of the shares represented.

What vote is required to approve each proposal at the Annual Meeting?

Proposal 1 — Director Election Proposal.

In accordance with the Company’s Amended and Restated Bylaws and Nevada law, the vote required to elect each Class I director is a plurality of the stock having voting power present in person or represented by proxy at the Annual Meeting. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.

Proposal 2 — Say on Pay Proposal.

The vote required to approve the Say on Pay Proposal is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•        FOR Proposal 1: the Director Election Proposal; and

•        FOR Proposal 2: the Say on Pay Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above. With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. RumbleOn has engaged Alliance Advisors, LLC to assist it in the distribution and solicitation of proxies at a fee of $10,000, plus expenses. RumbleOn will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Our Board currently consists of six members and divided into three classes. The terms of two directors serving as Class I directors are scheduled to expire at the 2022 Annual Meeting. Each director nominee listed below was elected by our stockholders at our 2021 annual meeting of stockholders.

Upon the recommendation of our Nominating and Corporate Governance Committee (“N&CG Committee”), our Board has nominated the two persons listed below as Class I directors to stand for election at the 2022 Annual Meeting and serve for a term until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. Each nominee listed below is willing and able to serve as a director of RumbleOn.

Director Nominees

Below are the names of and certain information regarding our director nominees:

Name	Age	Position
Peter Levy	52	President, Chief Operating Officer, and Director
Denmar Dixon	60	Director

DIRECTOR NOMINEES: CLASS I — TERM EXPIRING AT 2022 ANNUAL MEETING

Peter Levy has served on our Board since June 16, 2021. Mr. Levy has served as our President since September 23, 2021 and as our President and Chief Operating Officer since February 11, 2022. From March 20, 2019 to September 23, 2021, Mr. Levy served as our Chief Operating Officer. From November 2017 to March 2019, Mr. Levy served as our Senior Vice President of Operations, overseeing the day-to-day inventory logistics, auctions, and dealer networks, and managing the teams responsible for driving sales within the Company. Mr. Levy is a seasoned and highly respected operating executive who has been involved in the automotive industry for over 25 years. Mr. Levy previously served as a Business Development Partner of AWG Remarketing Whann Technology/Integrated Auction Solutions, LLC from January 2011 to November 2017. Also, Mr. Levy’s distinguished career includes multiple executive and management level positions within the industry at companies such as AutoNation and Automotive Remarketing Services, all focusing on business development and creative uses of technology to gain market share. Mr. Levy graduated from Indiana University with a B.S. in Marketing and Finance.

We believe that Mr. Levy possesses attributes that qualify him to serve as a member of our Board, including his extensive experience as an operating executive.

Denmar Dixon has served on our Board since January 9, 2017. Mr. Dixon served as a director of Walter Investment from April 2009 (and for its predecessor since December 2008) until June 2016. Effective October 2015, Mr. Dixon was appointed Chief Executive Officer and President of Walter Investment and served until his resignation effective June 2016. In 2008, Mr. Dixon founded Blue Flame Capital, LLC (“Blue Flame”), a consulting, financial advisory and investment firm. Before forming Blue Flame, Mr. Dixon spent 23 years with Banc of America Securities, LLC and its predecessors. At the time of his retirement, Mr. Dixon was a Managing Director in the Corporate and Investment Banking group and held the position of Global Head of the Basic Industries Group of Banc of America Securities.

We believe that Mr. Dixon possesses attributes that qualify him to serve as a member of our Board, including his extensive business development, mergers and acquisitions and capital markets/investment banking experience within the financial services industry. As a director, he provides significant input into, and is actively involved in, leading our business activities and strategic planning efforts. Mr. Dixon has significant experience in the general industrial, consumer, and business services industries.

CONTINUING DIRECTORS: CLASS II — TERM EXPIRING AT 2023 ANNUAL MEETING

Adam Alexander, 50, has served on our Board since July 15, 2020. Mr. Alexander co-founded CA Global Partners, a full-service auction and liquidation company in 1997. Since 2010, CA Global Partners has expanded globally managing hundreds of auction and liquidation projects in the UK, Europe, Asia, Australia, Africa as well as all across North America. Mr. Alexander attended Pepperdine University where he received a BS in Business Management, and subsequently received an MBA in Global Business which was jointly conferred by NYU Stern, HEC School of Management in Paris, and the London School of Economics and Political Science.

We believe that Mr. Alexander possesses attributes that qualify him to serve as a member of our Board, including his extensive understanding of auction projects and business operations.

Michael Marchlik, 49, has served on our Board since May 6, 2020. Mr. Marchlik has served as the Co-Chief Executive Officer of the Advisory Services division of B. Riley Financial Inc., formally known as Great American Group (“GA”), since April 2017 and is responsible for overseeing the operations and client service efforts for lenders, sponsors, and borrowers. Prior to that, he served as a Partner and National Sales and Marketing Director of GA from January 2010 to April 2017, as Executive Vice President, Western Region of GA from January 2004 to December 2009, as Senior Vice President of Sales, Western Region of GA from June 2001 to December 2003, and as Director of Operations at GA from July 1996 to May 2001. With decades of experience in all segments of the asset disposition and valuation industries, he has extensive understanding of corporate transactional services, credit structure and asset-based valuation, lending solutions and business operations. Mr. Marchlik attended Northeastern University in Boston where he received a Bachelor of Science in Finance.

We believe that Mr. Marchlik possesses attributes that qualify him to serve as a member of our Board, including his extensive understanding of corporate transactional services, credit structure and asset-based valuation, lending solutions and business operations.

CONTINUING DIRECTORS: CLASS III — TERM EXPIRING AT 2024 ANNUAL MEETING

Marshall Chesrown, 64, has served as our Chief Executive Officer and Chairman since October 24, 2016. Mr. Chesrown has over 35 years of leadership experience in the automotive retail sector. From December 2014 to September 2016, Mr. Chesrown served as Chief Operating Officer and as a director of Vroom.com, an online direct car retailer (“Vroom”). Mr. Chesrown served as Chief Operating Officer of AutoAmerica, an automotive retail company, from May 2013 to November 2014. Previously, Mr. Chesrown served as the President of Chesrown Automotive Group from January 1985 to May 2013, which was acquired by AutoNation, Inc., a leading automotive retail company, in 1997. Mr. Chesrown served as Senior Vice President of Retail Operations for AutoNation from 1997 to 1999. From 1999 to 2013, Mr. Chesrown served as the Chairman and Chief Executive Officer of Blackrock Development, a real estate development company widely known for development of the nationally recognized Golf Club at Black Rock. Mr. Chesrown filed for personal bankruptcy in May 2013, which petition was discharged in January 2017.

We believe that Mr. Chesrown possesses attributes that qualify him to serve as a member of our Board, including his extensive experience in the automotive retail sector.

Kevin Westfall, 66, has served on our Board since January 9, 2017. Mr. Westfall has served as Chairman of Prime Automotive Group since January 2020. Mr. Westfall was a co-founder and served as Chief Executive Officer of Vroom from January 2012 through November 2015. Previously, from March 1997 through November 2011, Mr. Westfall served as Senior Vice President of Sales and Senior Vice President of Automotive Finance at AutoNation. Mr. Westfall was a founder of BMW Financial Services in 1990 and served as its President until March 1997. Mr. Westfall also served as Retail Lease Manager of Chrysler Credit Corporation from 1987 until 1990 and as President of World Automotive Imports and Leasing from 1980 until 1987.

We believe that Mr. Westfall possesses attributes that qualify him to serve as a member of our Board, including his more than 30 years of executive experience in automotive retail and finance operations.

Vote Required and Board Recommendation

In accordance with the Company’s Amended and Restated Bylaws and Nevada law, the vote required to elect each Class I director is a plurality of the stock having voting power present in person or represented by proxy at the Annual Meeting. The Board recommends that you vote “FOR” the election of both director nominees.

CORPORATE GOVERNANCE

Corporate Governance Principles and Code of Ethics

Our Board is committed to sound corporate governance principles and practices. Our Board’s core principles of corporate governance are set forth in our Corporate Governance Principles. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, our Board also adopted a Code of Business Conduct and Ethics, which is applicable to all directors, officers, and employees. You also may obtain without charge a printed copy of the Code of Business Conduct and Ethics and Corporate Governance Principles by sending a written request to: Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038. A copy of the Code of Business Conduct and Ethics and the Corporate Governance Principles are available under the Investors tab of our website at www.rumbleon.com. Amendments or waivers of the Code of Business Conduct and Ethics and Corporate Governance Principles will be provided on our website within four business days following the date of the amendment or waiver.

Board of Directors

The business and affairs of our company are managed by or under the direction of the Board. The Board is currently composed of six members. The Board has not appointed a lead independent director; instead the presiding director for each executive session is rotated among the Chairs of the committees of our Board.

The Board held six meetings and took six actions by unanimous written consent during the year ended December 31, 2021. In 2021, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he served.

Our directors are expected to attend our Annual Meeting of Stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. All of our directors serving at the time of the 2021 Annual Meeting of Stockholders were in attendance.

Board Committees

Pursuant to our Amended and Restated Bylaws, our Board may designate one or more committees, each consisting of one or more directors, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the N&CG Committee. The charters for our Board committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. These charters are available at www.rumbleon.com, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038.

Audit Committee.    We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The current members of the Audit Committee are Messrs. Marchlik (chair), Dixon, and Westfall. The Board has determined that Mr. Dixon is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K.

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities by overseeing our accounting and financial processes and the audits of our financial statements. The independent auditor is ultimately accountable to the Audit Committee, as representatives of the stockholders. The Audit Committee has the ultimate authority and direct responsibility for the selection, appointment, compensation, retention, and oversight of the work of our independent auditor that is engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditor must report directly to the Audit Committee. The Audit Committee also is responsible for the review of proposed transactions between us and related parties. For a complete description of the Audit Committee’s responsibilities, you should refer to the Audit Committee Charter. The Audit Committee held six meetings and took two actions by unanimous written consent during the year ended December 31, 2021.

Compensation Committee.    The current members of the Compensation Committee are Messrs. Alexander (chair) and Marchlik. The Compensation Committee was established to, among other things, administer and approve all elements of compensation and awards for our executive officers. The Compensation Committee has the responsibility to review and approve the business goals and objectives relevant to each executive officer’s compensation, evaluate individual performance of each executive in light of those goals and objectives, and determine and approve each executive’s compensation based on this evaluation. For a complete description of the Compensation Committee’s responsibilities, you should refer to the Compensation Committee Charter. The Compensation Committee held five meetings and took two actions by unanimous written consent during the year ended December 31, 2021.

Nominating and Corporate Governance Committee.    The current members of the N&CG Committee are Messrs. Dixon (chair), Alexander, and Marchlik. The N&CG Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. For a complete description of the N&CG Committee’s responsibilities, you should refer to the N&CG Committee Charter. The N&CG Committee held four meetings and took three actions by unanimous written consent during the year ended December 31, 2021.

The N&CG Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The N&CG Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the N&CG Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background, and professional expertise, among other factors.

Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board (“Chairman”) and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman and Chief Executive Officer are currently held by Marshall Chesrown. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. As a result, the Company does not have a lead independent director. Our overall corporate governance policies and practices combined with the strength of our independent directors minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board identified above, but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

Our Board has determined that Messrs. Alexander, Dixon, Marchlik, and Westfall qualify as “independent” directors in accordance with the listing requirements of The NASDAQ Stock Market (“NASDAQ”). The NASDAQ independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with a director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no family relationships among any of our directors or executive officers.

Communications with the Company and the Board

Stockholders may communicate with the Company through its Investor Relations Department by writing to Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038.

Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to RumbleOn, Inc. Board of Directors, Attn: Secretary, 901 W. Walnut Hill Lane, Irving, Texas 75038.

Stockholder Proposals for Next Year’s Annual Meeting

Any stockholder who wishes to present a proposal for action at our next Annual Meeting of Stockholders, or to nominate a director candidate for our Board, must submit such proposal or nomination in writing to our Corporate Secretary at RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038. The proposal or nomination should comply with the time period and information requirements as set forth in our Amended and Restated Bylaws relating to stockholder business or stockholder nominations, respectively. To be eligible to present a proposal or nomination at the 2023 Annual Meeting, such proposal or nomination must be properly submitted to us as set forth in our Amended and Restated Bylaws and not earlier than February 14, 2023 nor later than March 16, 2023. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a proposal included in our proxy statement. Stockholders interested in submitting a proposal for inclusion in the proxy statement for the 2023 Annual Meeting of Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals pursuant to SEC Rule 14a-8 must be received by our Corporate Secretary at the herein above address no later than January 2, 2023.

Additionally, to comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2023.

EXECUTIVE COMPENSATION

Executive and Director Compensation

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the years ended December 31, 2021 and December 31, 2020 (“named executive officers”).

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Total
Marshall Chesrown	2021	$475,769	$833,750	$2,560,256	$3,869,775
Chief Executive Officer	2020	$366,923	$246,250	$394,027	$1,007,200
Peter Levy	2021	$465,354	$733,750	$2,560,256	$3,759,360
President and Chief Operating Officer	2020	$305,769	$318,750	$364,060	$988,579
William Coulter	2021	$145,834	$208,333	$1,500,000	$1,854,167
Former Executive Vice Chairman
Mark Tkach	2021	$160,410	$208,333	$1,500,000	$1,868,743
Former Chief Operating Officer

____________

(1)      Stock awards reflect the grant date fair value of restricted stock units (“RSUs”) determined pursuant to FASB ASC Topic 718 awarded during the calendar year..

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding equity-based awards held by the named executive officer as of December 31, 2021.

	Stock awards
	Number of shares or units of stock that have not been vested (#)	Market value of shares or units of stock that have not vested(1)
William Coulter(2)	42,289	$1,755,839
Mark Tkach(2)	42,289	$1,755,839

____________

(1)      Determined by multiplying the closing price of the Company’s Common Stock on December 31, 2021, $41.52, by the number of shares of Common Stock underlying the RSUs.

(2)      On August 31, 2021 Messrs. Mr. Coulter and Tkach were each granted 42,289 RSUs.

Executive Employment Agreements and Other Arrangements

Before August 31, 2021, the Company had not entered into employment contracts with its executive officers. Accordingly, the Company’s executive officers were employees on an at-will basis. During 2020, the salaries for the executive officers were as follows: Marshall Chesrown — $360,000 and Peter Levy — $300,000.

On July 15, 2020, the Compensation Committee approved the 2020 cash bonus incentive plan. The Committee established a target bonus ranging from approximately 70% to 115% of base salary for each executive officer, including Messrs. Chesrown and Levy, with a payout based on achievement of specific financial and operational performance objectives. The current salaries for the executive officers during 2020 were as follows: Marshall Chesrown — $360,000 and Peter Levy — $300,000.

Also, on July 15, 2020, the Compensation Committee approved grants of RSUs pursuant to the Incentive Plan for Messrs. Chesrown and Levy as follows: Mr. Chesrown — 19,544 RSUs and Mr. Levy — 16,287. These RSUs vest (i) 20.0% on the thirteenth month after the grant date, (ii) an additional 30.0% during the subsequent twelve months, and (iii) the final 50.0% during the following twelve months.

Also, on July 15, 2020, the Compensation Committee approved grants of RSUs pursuant to the Incentive Plan for Messrs. Chesrown and Levy as follows: Mr. Chesrown — 66,668 RSUs and Mr. Levy — 66,666. These RSUs vest as follows: (i) one third shall vest on the first trading day after the Company’s Class B common stock closes at a stock price of $50 per share or greater for 30 consecutive trading days; (ii) one third shall vest on the first trading day after the Company’s Class B common stock closes at a stock price of $100 per share or greater for 30 consecutive trading days; and (iii) one third shall vest on the first trading day after the Company’s Class B common stock closes at a stock price of $200 per share or greater for 30 consecutive trading days. These RSUs have a term of 30 months.

On March 12, 2021, the Compensation Committee completed its annual grant of RSUs to company employees, including grants to Messrs. Chesrown and Levy as follows: Mr. Chesrown — 38,521 RSUs and Mr. Levy — 38,521 RSUs, subject to shareholder approval of the amendment to the Company’s 2017 Stock Incentive Plan. These RSUs vest in equal quarterly installments during the thirty-six month period following the grant date.

On April 12, 2021, the Compensation Committee approved discretionary bonuses to certain company employees, including to the executive officers as follows: Mr. Chesrown — $275,000 and Mr. Levy — $175,000.

Also, on April 12, 2021, the Compensation Committee approved increases in annual salaries for Messrs. Chesrown and Levy to $500,000, effective March 1, 2021.

On August 31, 2021, RSUs were granted to Messrs. Chesrown and Levy as follows: Mr. Chesrown — 30,000 RSUs and Mr. Levy — 30,000 RSUs. Also, on August 31, 2021, all RSUs outstanding under the Incentive Plan vested at the closing of the RideNow transaction, in accordance with the terms of the RSU Award Agreements governing the award, and the shares of Class B Common Stock were issued on September 3, 2021.

Also, on August 31, 2021, the Company entered into employment agreements with each of Messrs. Chesrown and Levy, (each an “Executive,” and collectively, the “Executives”) in connection with their service as executive officers of the Company (the “Employment Agreements” and each an “Employment Agreement”). The Employment Agreements for Messrs. Chesrown and Levy have a three year term and automatically renew each month unless the Company or Messrs. Chesrown or Levy provides the other party written notice at least fifteen days prior to the applicable date of renewal or unless terminated earlier pursuant to the terms of the Employment Agreements. In connection with their respective Employment Agreements, Messrs. Chesrown and Levy each receive an annual salary of $500,000. On March 17, 2022, the Committee approved an increase in Mr. Chesrown’s salary to $700,000 annually, effective January 1, 2022.

Messrs. Chesrown and Levy are eligible for annual cash bonuses of up to 125% of their base salary, upon achievement of the performance metrics adopted by the Board or the Compensation Committee. Additionally, the Executives are eligible to participate in the Company’s existing and future equity plans, benefits plan, policies, or arrangements maintained by the Company and made available to employees generally and for the benefits of executives.

The Company may terminate the Employment Agreements and each Executive’s employment at any time during the term for “Cause,” as such term is defined in each employment agreement. Also, the Company may terminate the Employment Agreements and each Executive’s employment without cause. Each Executive may terminate his or her employment and the respective employment agreement for “Good Reason,” as such term is defined in each employment agreement. Also, each Executive may terminate his or her employment and the respective employment agreement for any reason or without reason; provided such employee provides the Company with at least thirty (30) days’ prior written notice. Each Executive’s employment and the respective employment agreement will automatically terminate upon their death, as applicable. The Company may terminate the Employment Agreements and each Executive’s employment with the Company immediately upon a determination of “Disability,” as such term is defined in each employment agreement. Upon termination of the applicable Employment Agreement due to the Executive’s death or disability, the Company shall pay, in the case of death, to the applicable employee’s estate, all “Accrued Obligations” and “Termination Compensation,” as such terms are defined in each employment agreement, as if the employee had been terminated by the Company without Cause, and in the case of disability, to the applicable employee, all Accrued Obligations and Termination Compensation as if the

executive had been terminated by the Company without Cause, subject to reduction by the amount of any disability insurance proceeds paid to or on behalf of employee. In the event the Executive’s employment is terminated by the Company for cause, the Company shall pay to the applicable employee Accrued Obligations.

In the event the Company terminates the Employment Agreements of the Executive without cause or if the Executive terminates his or her respective employment agreement and employment with the Company for Good Reason, the Company shall pay to such employee the Termination Compensation, as such term is defined in each employment agreement, as applicable. In the event the Executive terminates his or her respective employment agreement and employment with the Company for any reason (other than Good Reason) during the term of his or her applicable employment agreement, the Company shall pay to such Executive Accrued Obligations, as applicable.

Pursuant to the individual Employment Agreements or individual equity award agreements, all equity benefits granted to the Executive shall vest immediately upon: (i) a “Change of Control,” as such term is defined in the applicable employment agreement, (ii) a termination of such employee’s employment by the Company without cause, (iii) a termination of employment by such employee for Good Reason, or (iv) such employee’s death or disability.

On August 31, 2021, the Company entered into employment agreements with each of Messrs. Coulter and Tkach, which agreements were substantially the same as the agreements provided to Messrs. Chesrown and Levy as described above. Also, on August 31, 2021, each of Messrs. Coulter and Tkach were granted 42,289 RSUs. On February 11, 2022, the Company received a letter from each of Messrs. Coulter and Tkach notifying the Company that they were each terminating their employment agreements and resigning as an employee and director of the Company and its subsidiaries, effective immediately.

Also, on September 30, 2021, the Audit Committee approved the issuance of 154,731 shares of the Company’s Class B common stock as a gift of a death benefit to the widow and children of Mr. Berrard. Also, on September 30, 2021, the Audit Committee approved a gift of a death benefit to the widow and children of Mr. Berrard in an amount equal to (1) $1,338,400, which shall be paid in equal weekly installments beginning October 1, 2021 and ending June 30, 2024 and (2) the cash bonus paid to the Company’s Chief Executive Officer each quarter over the same period ending June 30, 2024, if and when paid to the Chief Executive Officer in accordance with the Company’s Executive Incentive Program.

Non-Employee Director Compensation

The only method of non-employee director compensation is the grant of RSUs. The Company does not pay a cash retainer, meeting fee, committee membership fee, or other such stipend, however the Company does reimburse each non-employee director for fees, travel, and expenses related to their attendance, if and when incurred.

On July 15, 2020, the Committee approved the annual compensation for the Company’s non-employee directors of $150,000 of RSUs to be granted upon a director’s initial appointment or election to the Board of Directors and thereafter at the beginning of each calendar year. These RSUs vest quarterly, and are subject to pro rata vesting if a director leaves the Board of Directors before the end of each quarterly vesting period. On March 17, 2021, the Committee approved the 2021 calendar year grants of RSUs for each non-employee directors in the amount of $150,000.

Beginning with the Annual Meeting, non-employee directors will receive an annual cash retainer of $65,000 and an annual award of $100,000 in RSUs priced at the grant date fair value. Committee chairs and members will receive additional cash retainers as follows.

Committee	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
N&CG Committee	$10,000	$5,000

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2021.

Name	Stock Awards(1)	Total
Adam Alexander	$150,000	$150,000
Sam Dantzler(2)	$167,671	$167,671
Denmar Dixon	$150,000	$150,000
Richard A. Gray, Jr.	$150,000	$150,000
Michael Marchlik	$150,000	$150,000
Kevin Westfall	$150,000	$150,000

____________

(1)      Stock awards reflect the grant date fair value of restricted stock units determined pursuant to FASB ASC Topic 718 awarded during the calendar year. All RSUs outstanding under the Incentive Plan, vested at the closing of the RideNow transaction, in accordance with the terms of the RSU Award Agreements governing the awards.

(2)      Mr. Dantzler served as a director from November 18, 2021 to February 4, 2022. In connection with his service as a director, Mr. Dantzler received an aggregate of 4,029 RSUs for the year ended December 31, 2021, including an initial grant upon his appointment of $150,000 in RSUs. All of Mr. Dantzler’s RSUs vested in connection with his resignation as a director.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2021 with respect to all of our compensation plans under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by stockholders	914,679	(1)	$81.60	(2)	1,004,088	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	914,679		$81.60		1,004,088

____________

(1)      This amount consists of (i) 912,128 shares of Class B common stock subject to unvested restricted stock units granted under our 2017 Stock Incentive Plan, and (ii) 2,551 shares of Class B common stock subject to stock options granted under our 2017 Stock Incentive Plan

(2)      This number reflects the weighted-average exercise price of outstanding options and has been calculated exclusive of outstanding restricted stock unit awards issued under our 2017 Stock Incentive Plan.

(3)      As of December 31, 2021, the number of shares of Class B common stock authorized under the 2017 Stock Incentive Plan was 2,700,000. As of December 31, 2021, 1,004,088 shares of Class B common stock are available for future issuance.

EXECUTIVE OFFICERS

Name	Age	Position
Marshall Chesrown	64	Chief Executive Officer and Director
Peter Levy	52	President, Chief Operating Officer and Director
Narinder Sahai	46	Chief Financial Officer

The following is certain biographical information describing the business experience of our executive officers who do not serve as directors. The biography of Messrs. Chesrown and Levy appear earlier in this proxy statement. See “Directors Nominees.”

Narinder Sahai has served as Chief Financial Officer (“CFO”) since February 1, 2022. In his role as the CFO, Mr. Sahai is responsible for leading RumbleOn’s financial strategy, accounting, tax, treasury, planning & analysis, investor relations, and finance operations. Before joining RumbleOn, Mr. Sahai headed worldwide Go-To-Market finance for Compute and Artificial Intelligence/Machine Learning at Amazon Web Services (AWS), an Amazon.com subsidiary and the most broadly adopted cloud platform. Before AWS, Mr. Sahai was Senior Vice President, Treasurer and Investor Relations at Target Hospitality Corporation where he played a key role in Target Hospitality’s public listing on the Nasdaq stock exchange. From 2009 to 2018, Mr. Sahai held several key finance leadership roles in the Americas and Asia Pacific regions at TechnipFMC plc, a leading global engineering services and energy technology company, and FMC Technologies, Inc. before its merger with Technip SA. Mr. Sahai started his finance career in 2003 at Delphi Corporation, a global automotive technology and systems supplier, where he held several finance roles of increasing responsibility through 2009 in product and portfolio planning, mergers & acquisitions, restructuring, and corporate treasury. Mr. Sahai holds a Bachelor of Engineering, Electronics and Electrical Communication Engineering from Thapar University in Patiala, India, and a Master of Business Administration from the Ross School of Business at the University of Michigan in Ann Arbor, Michigan. Mr. Sahai is also a CFA charterholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock that may be acquired upon exercise or vesting of equity awards within 60 days of the date of the table below are deemed beneficially owned by the holders of such options and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

As of April 22, 2022, 50,000 shares of Class A common stock and 15,934,769 shares of Class B common stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock as of April 22, 2022, by (i) each of our directors, director nominees, and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of our common stock. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities or any of our parents, the operation of which may at a subsequent date result in a change in control of our company.

Unless otherwise noted below, the address of each person listed on the table is c/o RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038.

Beneficial Owner Executive Officers and Directors	Class A Common Stock Beneficially Owned	Percentage of Class A Common Stock Beneficially Owned (%)(1)	Class B Common Stock Beneficially Owned		Percentage of Class B Common Stock Beneficially Owned (%)(2)
Marshall Chesrown(3)	43,750	87.5%	188,633		1.18%
Peter Levy	—	—%	101,175		*	%
Beverley Rath	—	—%	11,479		*	%
Narinder Sahai	—	—%	—		—%
Adam Alexander	—	—%	15,977		*	%
Denmar Dixon		—%	122,224	(4)	*	%
Michael Marchlik	—	—%	18,104		*	%
Kevin Westfall	—	—%	27,003		*	%
All executive officers and directors as a group (8 persons)(5)	43,750	87.5%	484,595		3.04%
Beneficial Ownership of 5% or more:
Ophir Global Opportunities Fund(6)	—	—%	985,270		6.18%
William Coulter(7)	—	—%	2,591,028		16.26%
Mark Tkach(8)	—	—%	2,591,028		16.26%
Berrard Holdings LP(9)	6,250	12.5%	84,501		*	%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Based on 50,000 shares of Class A common stock issued and outstanding as of April 22, 2022. The Class A common stock has ten votes for each share.

(2)      Based on 15,934,769 shares of Class B common stock issued and outstanding as of April 22, 2022. The Class B common stock has one vote for each share.

(3)      As of April 22, 2022, Mr. Chesrown has voting power representing approximately 3.8% of our outstanding common stock.

(4)      91,625 shares are owned directly through Blue Flame Capital, LLC, an entity controlled by Mr. Dixon, 638 shares are held by Mr. Dixon’s spouse, 75 shares are held by Mr. Dixon’s son and 29,886 shares are directly held by Mr. Dixon (including 2,641 shares held in a joint account with Mr. Dixon’s spouse). Mr. Dixon has the sole voting and investment power to dispose of each of the shares of common stock which he may be deemed to beneficially own.

(5)      As of April 22, 2022, all directors and executive officers as a group have voting power representing approximately 5.6% of our outstanding common stock.

(6)      Based on the Schedule 13G filed on February 14, 2022, by Ophir Global Opportunities Fund which reported that, as of February 14, 2022, Ophir Global Opportunities Fund beneficially owned 985,270 shares of our outstanding common stock, with sole dispositive power over 985,270 shares of our common stock. The address for Ophir Global Opportunities Fund is Level 26, Governor Philip Tower One Farrer Place, Sydney, NSW 2000.

(7)      Based on Amendment No. 1 to the Schedule 13D filed on January 10, 2022, by William Coulter which reported that, as of December 30, 2021, William Coulter beneficially owned 2,591,028 shares of our outstanding common stock, with sole dispositive power over 2,591,028 shares of our common stock. The address for William Coulter is 1188 East Camelback Road, Phoenix, AZ 85014.

(8)      Based on Amendment No. 1 to the Schedule 13D filed on January 10, 2022, by Mark Tkach which reported that, as of December 30, 2021, Mark Tkach beneficially owned 2,591,028 shares of our outstanding common stock, with sole dispositive power over 2,591,028 shares of our common stock. The address for Mark Tkach is 1188 East Camelback Road, Phoenix, AZ 85014.

(9)      Shares are owned directly through BHLP. Subsequent to Mr. Berrard’s death on June 7, 2021, Thomas Hawkins serves as trustee of Mr. Berrard’s estate, and in such capacity has the sole power to vote and the sole power to dispose of the shares of Class A and Class B common stock which may be deemed to beneficially owned by BHLP. As of April 22, 2022, BHLP has voting power representing less than 1% of our outstanding common stock.

PROPOSAL 2: SAY ON PAY PROPOSAL

Background of the Proposal

The Dodd-Frank Act requires all public companies to hold a separate non-binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement, commonly known as a “Say on Pay” proposal. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Say on Pay Resolution

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of RumbleOn, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the RumbleOn, Inc.’s Proxy Statement for the 2022 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of RumbleOn, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The vote required for the Say on Pay Proposal is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. The Board recommends a vote “FOR” the Say on Pay Proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. The Audit Committee hereby reports as follows:

1.      The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2021 with management.

2.      The Audit Committee has discussed with Dixon Hughes Goodman LLP (“Dixon Hughes”) the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).

3.      The Audit Committee has received the written disclosures and the letter from Dixon Hughes required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence and has discussed Dixon Hughes’ independence with representatives of Dixon Hughes.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

The foregoing has been furnished by the Audit Committee:

Michael Marchlik, Chairman

Denmar Dixon

Kevin Westfall

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDITORS FEES AND SERVICES

On June 29, 2021, the Audit Committee of the Board of Company engaged Dixon Hughes, as the Company’s independent registered public accounting firm, effective June 29, 2021. Also, effective June 29, 2021, the Audit Committee of the Board of Directors of the Company approved the dismissal of Grant Thornton as the Company’s independent registered public accounting firm.

Grant Thornton audited the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020. Grant Thornton’s reports on the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended December 31, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

In connection with Grant Thornton’s audits of the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through June 29, 2021, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter thereof in connection with its reports on the Company’s financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During the years ended December 31, 2019 and December 31, 2020, and through the subsequent interim period as of June 29, 2021, neither the Company, nor any party on its behalf, consulted with Dixon Hughes regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written reports or oral advice was provided to the Company by Dixon Hughes that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The following table sets forth Dixon Hughes’ and Grant Thornton’s fees for the years ended December 31, 2021 and December 31, 2020, respectively.

	2021	2020
Audit Fees(1)	$2,688,420	$475,200
Audit Related Fees(2)	$37,000	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$2,725,420	$475,200

____________

(1)      Includes fees for audits of our annual financial statements, the auditors’ attestation of the Company’s internal control over financial reporting for 2021, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of documents filed with the SEC.

(2)      Includes the review of Current Reports on Form 8-K and comfort letters in connection with public offerings.

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The Audit Committee has adopted a policy and related procedures requiring its pre-approval of all audit and non-audit services to be rendered by its independent registered public accounting firm. These policies and procedures are intended to ensure that the provision of such services do not impair the independent registered public accounting firm’s independence. These services may include audit services, audit related services, tax services and other services. The policy provides for the annual establishment of fee limits for various types of audit services, audit related services, tax services and other services, within which the services are deemed to be pre-approved by the Audit Committee. The independent registered public accounting firm is required to provide to the Audit Committee back up information with respect to the performance of such services.

All services provided by Dixon Hughes during the fiscal year ended December 31, 2021 and Grant Thornton during the fiscal year ended December 31, 2020 and the subsequent interim period through June 29, 2021 were approved by the Audit Committee. The Audit Committee has delegated to its Chair the authority to pre-approve services, up to a specified fee limit, to be rendered by the independent registered public accounting firm and requires that the Chair report to the Audit Committee any pre-approved decisions made by the Chair at the next scheduled meeting of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

In May 2017, our Board adopted a formal policy that our executive officers, directors, holders of more than 5.0% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of the Audit Committee, or other independent members of our Board if it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

We have been a party to the following transactions since January 1, 2020, in which the amount involved exceeds $120,000 and in which any director, executive officer, or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

Promissory Notes

As of December 31, 2020, the Company had promissory notes of approximately $371,000 and accrued interest of approximately $9,000 due to Blue Flame Capital, LLC (“Blue Flame”), an entity controlled by a Denmar Dixon, a director of the Company. The Blue Flame Notes plus accrued interest were paid in full on January 31, 2021, and interest expense on the promissory notes for the year ended December 31, 2021 and 2020 was approximately $3,000 and $78,000, respectively. The interest was charged to interest expense in the Consolidated Statements of Operations. The Blue Flame Notes plus accrued interest were paid in full on January 31, 2021.

In connection with the acquisition of RideNow, the Company assumed two promissory notes totaling principal and accrued interest of approximately $2,200,000 as of August 31, 2021 due to entities controlled by William Coulter and/or Mark Tkach, each a former director and executive officer of the Company. Amounts due under these two promissory notes totaled approximately $907,000 as of December 31, 2021.

August 2021 Offering

Denmar Dixon, purchased 13,636 shares of Class B common stock in the Company’s August 2021 Offering at the public price of $33.00 per share.

RideNow Leases

In connection with the RideNow transaction, the Company entered into related party leases for 24 properties consisting of dealerships and offices. Each related party lease is with a wholly owned subsidiary of the Company as the tenant and an entity controlled by either William Coulter or Mark Tkach, each former director and executive officer of the Company, as the landlord. The initial aggregate base rent payment for all 24 leases is approximately $1,229,000 per month, and each lease commenced a new 20-year term on September 1, 2021, with each lease containing annual 2% increases on base rent. The Company is still in the process of finalizing its purchase price allocation and related fair values of assets and liabilities, including the RideNow leases.

RideNow Reinsurance Products

Each of the operating entities owned by the Company that own retail powersport stores which sell motorcycles and various off-road vehicles also sell extended service contracts, prepaid maintenance, “GAP insurance,” theft protection and tire and wheel products on their vehicles. These products sold to customers of these stores are offered by RPM One (“RPM”), which is an after-market third-party provider of these products commonly used in the industry. Affiliate reinsurance companies controlled by and owned primarily by William Coulter and/or Mark Tkach participate in the underwriting profits of these RPM products. The sales representatives employed by these operating companies are incentivized to offer the products sold by RPM. The total amount paid by the Company to these affiliated companies totaled approximately $139,000 during the year ended December 31, 2021. The Audit Committee is in the process of reviewing the terms and rates of these entities.

Payments to RideNow Management, LLLP

The Company made approximately $479,000 in payments to RideNow Management, LLLP, an entity owned equally by two directors during the year ended December 31, 2021.

Beach Agreement

On December 31, 2021, the Company acquired all the business assets of RNBeach, LLC (“Beach”), a company that sells and services new and used powersports products. The sellers of Beach were William Coulter and Mark Tkach, each a former director and executive officer of the Company. The total purchase price to acquire all the business assets of Beach was approximately $5,528,000, and cash paid was approximately $5,368,000.

Software License

On January 19, 2022 the Audit Committee approved, and the Company entered both a Perpetual Software License Purchase Agreement, and a Platform Service Agreement with Bidpath Incorporated, a Company owned by Adam Alexander, a member of the Company’s Board of Directors. The license agreement provides the Company with a perpetual, non-exclusive license to the then-current source code as well as all future source code. This code provides additional functionality to the Company’s inventory management platform, and the Company is paying in aggregate approximately $3,600,000, of which $1,080,000 has been paid to date. The services agreement provides for support and maintenance services on monthly basis for $30,000 per month. The initial term is thirty-six (36) months but can be terminated by either party at any time by providing sixty (60) days notice to the other party.

Other

Mr. Coulter has one immediate family member that is employed by the Company. This immediate family member received an aggregate of $400,000 compensation during 2021. Also, Mr. Tkach has two immediate family members that are employed by the Company. These immediate family members received compensation of $400,000 and $395,963 during 2021.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that RumbleOn’s directors, executive officers and persons who beneficially own 10% or more of RumbleOn’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To RumbleOn’s knowledge, based solely on a review of the copies of such reports furnished to RumbleOn and written representations that no other reports were required, during the year ended December 31, 2021, all such filing requirements applicable to RumbleOn’s directors, executive officers and greater than 10% beneficial owners were complied with except for Messrs. Chesrown and Levy and Ms. Rath, who each filed one late report for one transaction each; Mr. Dixon, who filed one late report for one transaction; Mr. Coulter, who filed two late reports for an aggregate of two transactions; Mr. Tkach, who filed two late reports for an aggregate of two transactions; and Messrs. Coulter, Dantzler and Tkach each filed late Form 3s.

Copies of Form 10-K

A copy of our Form 10-K for the year ended December 31, 2021, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2021 may be obtained without charge by writing to Investor Relations, RumbleOn, Inc., 901 W. Walnut Hill Lane, Irving, Texas 75038. Exhibits will be furnished upon request. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

PROXY RumbleOn, Inc.Annual Meeting of Stockholders June 14, 2022 at 9:00 a.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Marshall Chesrown and Michael Francis and each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of RumbleOn, Inc. (“RumbleOn”) Class A or Class B common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of RumbleOn in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A on June 14, 2022, at 9:00 a.m. Central Time. The undersigned hereby revokes any proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated, and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at: http://viewproxy.com/RumbleOn/2022

PROXY PROXY RumbleOn, Inc. Annual Meeting of Stockholders June 14, 2022 at 9:00 a.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Marshall Chesrown and Michael Francis and each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of RumbleOn, Inc. (“RumbleOn”) Class A or Class B common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of RumbleOn in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A on June 14, 2022, at 9:00 a.m. Central Time. The undersigned hereby revokes any proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated, and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at: http://viewproxy.com/RumbleOn/2022 Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. 1. Election of two Class I directors, serving for a term until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified 01 Peter Levy 02 Denmar Dixon FO R WITHHELD 2. Advisory approval of the Company’s executive compensation (“Say on Pay”) 3. To transact any other business that is properly FOR AGAINST ABSTAIN presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting. Please indicate if you plan to attend this meeting Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Control Number ready when voting by Internet or telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/RMBL Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402- 3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. RumbleOn, Inc. Annual Meeting of Stockholders June 14, 2022 at 9:00 a.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Marshall Chesrown and Michael Francis and each of them as proxies, each with full power of substitution, and authorizes each of them to represent and to vote all of the shares of RumbleOn, Inc. (“RumbleOn”) Class A or Class B common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of RumbleOn in such manner as they, or either of them, may determine on any matters that may properly come before the Annual Meeting or any postponements or adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 901 W. Walnut Hill Lane, Irving, Texas 75038, Suite 110A on June 14, 2022, at 9:00 a.m. Central Time. The undersigned hereby revokes any proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated, and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at: http://viewproxy.com/RumbleOn/2022 Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. 1. Election of two Class I directors, serving for a term until the 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified 01 Peter Levy 02 Denmar Dixon FO R WITHHELD 2. Advisory approval of the Company’s executive compensation (“Say on Pay”) 3. To transact any other business that is properly FOR AGAINST ABSTAIN presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting. Please indicate if you plan to attend this meeting Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Control Number ready when voting by Internet or telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/RMBL Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402- 3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.